EXHIBIT 10.24

Execution Copy

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF

THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY

FILED WITH THE COMMISSION

FIRST AMENDMENT TO INTERCREDITOR AND SUBORDINATION AGREEMENT

This FIRST AMENDMENT TO INTERCREDITOR AND SUBORDINATION AGREEMENT (this “Amendment”) is entered into as of this 2nd day of September, 2006 by and among those parties identified as Senior Interest Holders on Schedule A attached hereto (collectively, the “Senior Interest Holders”), those parties identified as Subordinated Lenders on Schedule A attached hereto and who have signed a counterpart signature page to this Agreement (collectively, the “Subordinated Lenders”) and Raser Technologies, Inc. (“Raser”). This Amendment modifies the Intercreditor and Subordination Agreement, dated June 5, 2006, by and among the Senior Interest Holders and *** (the “Original Agreement”). Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Original Agreement.

RECITALS

A. The Obligor (i) issued the First *** Note to ***, the original Subordinated Lender on January 23, 2006, (ii) issued the Second *** Note to *** on May 23, 2006, and (iii) issued an additional note, in the principal amount of $*** to *** on August 1, 2006 (“Third *** Note”).

B. Pursuant to an Early Redemption Request (as defined in the Amended and Restated Operating Agreement of Obligor dated March 17, 2005; hereinafter “Operating Agreement”) delivered to the Obligor by the Senior Interest Holders, the Obligor was obligated to pay to the Senior Interest Holders the Senior Obligations.

C. The Obligor has granted a security interest in and to the Collateral to *** and, as a condition to such grant, the Senior Interest Holders and *** entered into the Original Agreement pursuant to which (1) the Senior Obligations held by the Senior Interest Holders, are senior and prior to any liens or security interests in the Collateral held by the Subordinated Lenders, and (2) the Senior Obligations are senior and prior in right of payment to the Subordinated Indebtedness to the extent and on the terms set forth in the Original Agreement.

D. Concurrent with the execution of this Amendment, the Obligor is issuing a promissory note to Raser in the principal amount of $5,547,552 (the “Raser Note”).

E. In connection with the Raser Note, each of the parties to the Original Agreement, for and on behalf of itself and each of its successors and assigns, desires to enter into this Amendment to (i) include Raser as a Subordinated Lender for purposes of the Original Agreement and (ii) clarify their respective rights and priorities in the Collateral and of their respective claims against Obligor.

***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

NOW THEREFORE, in consideration of the mutual covenants set out herein, the sufficiency of which is acknowledged by all Parties, the undersigned hereby agree as follows:

1. Section 2.6 of the Original Agreement is amended and restated in its entirety as follows:

2.6 Acknowledgment of Liens; Agreement not to Further Subordinate. Subordinated Lenders agree that they shall not obtain a Lien on any asset or Collateral to secure all or any portion of the Subordinated Indebtedness unless concurrently therewith, the parties hereby agree that all such Liens are and will be subject to this Agreement. The Senior Interest Holders acknowledge and agree that *** has been granted Liens by affiliates of Obligor upon all of the Collateral, and the Senior Interest Holders and Raser hereby consent thereto. The subordination of Liens and claims by Subordinated Lenders in favor of the Senior Interest Holders shall not be deemed to subordinate the Liens or claims of the Subordinated Lenders to the Liens or claims of any Person.

2. Section 2.7 of the Original Agreement is amended and restated in its entirety as follows:

2.7 Priority of Subordinated Indebtedness Between Subordinated Lenders. Each of the Subordinated Lenders hereby acknowledges and agrees that their respective Subordinated Debt Documents and the Subordinated Indebtedness held by each of them, their rights to payment and their rights in the Collateral shall be treated pari passu as between each of them; provided, however, that, due to the Obligor’s termination of that certain Agreement and Plan of Acquisition, dated January 19, 2006, by and among Raser, Obligor and certain other parties (as amended, the “Acquisition Agreement”) on June 16, 2006 (the “Termination Date”) pursuant to Section 8.1(b) of such Acquisition Agreement, a portion of the principal amount of the Subordinated Indebtedness held by Raser that was outstanding on the Termination Date and that was incurred by the Obligor on or after May 1, 2006, in the amount of $863,901.60 shall be deemed to be senior to the Subordinated Indebtedness held by ***. Nothing in this Section 2.7 shall be in any way interpreted to alter the rights of the Senior Interest Holders as set forth herein.

3. The definition of “Subordinated Indebtedness” set forth on Schedule A to the Original Agreement is amended and restated in its entirety as follows:

“Subordinated Indebtedness” means (i) all obligations and all other amounts owing or due to the Subordinated Lenders under the Subordinated Debt Documents and (ii) any future obligations and all other amounts owing or due to the Subordinated Lenders as a result of monies or credit extended to the Obligor, including principal, premium, interest, attorneys’ fees, costs, charges, expenses, reimbursement obligations, and all other amounts payable thereunder or in respect thereof (including, in each case, all amounts accruing on or after the commencement of any Insolvency Proceeding relating to Obligor or any other Person irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in any Insolvency Proceeding). Notwithstanding anything to the contrary contained herein, the Subordinated Indebtedness may not exceed $***, plus applicable interest, without first obtaining the Required Senior Vote.

***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

4. The definition of “Subordinated Debt Documents” set forth on Schedule A to the Original Agreement is amended and restated in its entirety as follows:

“Subordinated Debt Documents” means the First *** Note, the Second *** Note, the Third *** Note, any document, note, instrument or agreement entered into, securing or delivered pursuant to the terms of the *** Obligations, the Raser Note and any other document, note, instrument or agreement entered into, securing or delivered pursuant to the terms of any of the foregoing, in each instance, as amended, restated, modified, renewed, refunded, replaced, or refinanced in whole or in part from time to time, and any other agreement extending the maturity of, consolidating, otherwise restructuring (including adding or deleting Subsidiaries or affiliates of Obligor or any other Persons as parties thereto), renewing, replacing or refinancing all or any portion of the indebtedness owed to the Subordinated Lenders.

5. The definition of “Subordinated Lenders” set forth on Schedule A to the Original Agreement is amended and restated in its entirety as follows:

“Subordinated Lenders” means *** and Raser Technologies, Inc.

6. The following new definitions shall be added to Schedule A to the Original Agreement:

“Raser” means Raser Technologies Inc. and any successor thereto.

“Raser Note” means that certain promissory note in the principal amount of $5,547,552 issued by the Obligor on September 2, 2006.

“Third *** Note” means that certain promissory note in the principal amount of $*** issued by Obligor to *** on August 1, 2006.

7. Full Force and Effect. All other terms of the Original Agreement shall remain in full force and effect and shall govern the terms of this Amendment as applicable.

8. Counterparts; Facsimile Execution. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same Amendment. Delivery of an executed copy of this Amendment by facsimile transmission shall have the same effect as delivery of an originally executed copy of this Amendment, whether an originally executed copy shall be delivered subsequent thereto.

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***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

***

HIGHLAND CAPITAL PARTNERS VI LIMITED PARTNERSHIP

By:	Highland Management Partners VI Limited Partnership
(its General Partner)

By:	Highland Management Partners VI, Inc.,
(its General Partner)

By:
Authorized Officer

HIGHLAND SUBFUND VI-AMP LIMITED PARTNERSHIP

By:	Highland Management Partners VI Limited Partnership,
(its General Partner)

By:	Highland Management Partners VI, Inc.,
(its General Partner)

By:
Authorized Officer

HIGHLAND ENTREPRENEURS’ FUND VI LIMITED PARTNERSHIP

By:	HEF VI Limited Partnership,
(its General Partner)

By:	Highland Management Partners VI, Inc.,
(its General Partner)

By:
Authorized Officer

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SCP/AR, LLC
By:	SCP/AR, Inc.
Its: Manager

By:
Ronald P. Mika
Its: President

***

AMP CAPITAL PARTNERS, LLC

By:
Name:	Eric Magleby
Title:	Member

Raser:

RASER TECHNOLOGIES, INC.

By:
Name:	Kraig T. Higginson
Title:	Executive Chairman

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Schedule A (As in Effect Prior to This Amendment)

“Senior Interest Holders” means *** and each of their respective affiliates.

“Subordinated Lenders” means ***.

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OBLIGOR’S ACKNOWLEDGEMENT

The undersigned hereby acknowledges and consents to, the foregoing First Amendment to the Intercreditor and Subordination Agreement (the “Amendment”), dated as of August __, 2006 by and among the Senior Interest Holders, the Subordinated Lenders and Raser Technologies, Inc. Unless otherwise defined in this Acknowledgement, terms defined in the Intercreditor and Subordination Agreement (the “Original Agreement”) and the Amendment shall have the same meanings when used in this Acknowledgement. The undersigned shall not take any action inconsistent with the Original Agreement or the Amendment and shall be bound thereby to the extent the terms and provisions thereof relate to the undersigned.

Obligor agrees that the Original Agreement and this Amendment may be amended by the Senior Interest Holders acting pursuant to the Required Senior Vote and the Subordinated Lenders, as applicable without notice to, or the consent of, Obligor or any other Person.

AMP RESOURCES, LLC

By:
Name:	Kevin Calderwood
Title:	Chief Executive Officer

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FORM OF JOINDER AGREEMENT

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain Intercreditor and Subordination Agreement (the “Agreement”) dated as of June __, 2006 by and among the Senior Interest Holders and the Subordinated Lenders (as such terms are defined therein), the undersigned shall be included within the term Subordinated Lender (as defined in the Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

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Tel: [                  ]

Fax: [                 ]

RASER TECHNOLOGIES, INC.

By:
Name:	Kraig T. Higginson
Title:	Executive Chairman

***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***